UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2024
Sunrise Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-41971	93-3168928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-510-2390
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

Introduction
Sunrise Realty Trust, Inc., a Maryland corporation (“SUNS” or the “Company”), previously filed a Registration Statement on Form 10, initially publicly filed on February 22, 2024 (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the previously announced separation (the “Separation”) of the commercial real estate (“CRE”) portfolio of AFC Gamma, Inc. (“AFC Gamma”) into an independent, publicly-traded REIT, SUNS, and the distribution by AFC Gamma of all of the outstanding shares of SUNS to AFC Gamma stockholders. The Registration Statement was declared effective by the SEC on July 2, 2024.
Item 3.03. Material Modification to Rights of Security Holders.
Charter and Bylaws
On July 2, 2024, the Company amended and restated its charter (the “Articles of Amendment and Restatement”) and bylaws (the “Amended and Restated Bylaws”). A description of the material terms of each can be found in the Information Statement in the section entitled “Description of Capital Stock.” Such section is incorporated herein by reference. The descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of SUNS’ Articles of Amendment and Restatement and Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Composition of the Board
Effective July 1, 2024, the Company increased the size of its Board to consist of five directors and elected the following four directors (in addition to Mr. Tannenbaum who continues to serve as Executive Chairman of SUNS): Brian Sedrish, who also serves as SUNS’ Chief Executive Officer, Alexander Frank, who serves as Lead Independent Director, Jodi Hanson Bond and James Fagan.
Pursuant to the Articles of Amendment and Restatement, the Board is divided into three classes and the Company’s directors are elected by the stockholders to serve until the third annual meeting of stockholders following their election (other than with respect to the initial terms of the Class I and Class II directors, which will be until the first and second annual meeting of stockholders following their election, respectively) and until their successors are duly elected and qualify. Upon the expiration of the term of a class of directors, directors in that class will be elected to serve until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Specifically:
•Mr. Tannenbaum and Mr. Frank will serve as Class I directors, whose initial terms will expire at the 2025 annual meeting of stockholders and when their successors are duly elected and qualify;
•Mr. Sedrish and Mr. Fagan will serve as Class II directors, whose initial terms will expire at the 2026 annual meeting of stockholders and when their successors are duly elected and qualify; and
•Jodi Hanson Bond will serve as the Class III director, whose initial term will expire at the 2027 annual meeting of stockholders and when her successor is duly elected and qualifies.
In connection with their election to the Board, the directors have been appointed to the Audit and Valuation, Nominating and Corporate Governance, and Compensation Committees of the Board (the “Committees”). The current composition of the Committees is as follows:
•the Audit and Valuation Committee consists of Alexander Frank, Jodi Hanson Bond and James Fagan, with Mr. Frank serving as chairperson.
•the Nominating and Corporate Governance Committee consists of Jodi Hanson Bond, James Fagan and Alexander Frank, with Ms. Bond serving as chairperson; and
•the Compensation Committee consists of Mr. Fagan, Mr. Frank and Ms. Bond, with Mr. Fagan serving as chairperson.
Mr. Tannenbaum and Mr. Frank will continue to serve on the AFC Gamma board of directors.

There are no arrangements or understandings between any director and any other persons pursuant to which any director was selected as a director. Other than with respect to Mr. Sedrish, Mr. Tannenbaum and Ms. Tannenbaum as disclosed in, and incorporated herein by reference from, the “Certain Relationships and Related Party Transactions” section of the Information Statement, there are no transactions in which any director has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.
Each of the non-executive directors will receive compensation for service as SUNS’ non-executive directors under the terms of SUNS’ director compensation program, which is summarized in the section of the Information Statement entitled “Compensation of Our Directors” and is incorporated herein by reference.
Each director has also entered into a standard indemnification agreement (the “Indemnification Agreement”) with SUNS, a form of which was approved by the Board on July 1, 2024 and which provides for the standard indemnification and advancement of expenses to the fullest extent permitted by Maryland law consistent with SUNS’ Amended and Restated Bylaws.
Appointment of Officers
Effective July 1, 2024, the individuals listed below have been confirmed and/or appointed, as applicable, as executive officers for SUNS:
•Brian Sedrish, Chief Executive Officer;
•Brandon Hetzel, Chief Financial Officer and, for purposes of Section 16 and filings with the Securities and Exchange Commission, Principal Accounting Officer;
•Leonard Tannenbaum, Executive Chairman; and
•Robyn Tannenbaum, President.
Biographical information for the executive officers and the relevant compensation information can be found in the Information Statement in the sections entitled “Management—Directors and Executive Officers”. Such descriptions are incorporated herein by reference. Information regarding conversion of equity awards in connection with the Separation and any other potential “related person transactions” under Item 404 of Regulation S-K with respect to our executive officers is disclosed and incorporated by reference from the “Certain Relationships and Related Party Transactions” section of the Information Statement. Additional information regarding compensatory plans in which our executive officers participate is summarized below.
Each executive has also entered into an Indemnification Agreement with SUNS, a form of which was approved by the Board on July 1, 2024 and which provides for the standard indemnification and advancement of expenses to the fullest extent permitted by Maryland law consistent with the Amended and Restated Bylaws.
The description of the foregoing Indemnification Agreement is intended to provide a general description only, subject to the detailed terms and conditions of, and is qualified in its entirety by reference to the full text of, the agreement, which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws.
The information set forth in Item 3.03 is incorporated by reference into this Item 5.03.
Item 5.05. Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.
In connection with the Separation, the Board adopted SUNS’ Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of SUNS and a copy of which will be available on SUNS’ website at www.sunriserealtytrust.com. The information on SUNS’ website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
Information Statement
The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding SUNS’ business and management. The final information statement, dated July 2, 2024 (the “Information Statement”), is attached hereto as Exhibit 99.1. The Company will mail the notice of availability of the Information Statement to its stockholders of record as of the close of business on July 8, 2024, the record date for the distribution (the “Record Date”).
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Nasdaq Trading
There is currently no public market for SUNS common Stock. We expect SUNS common stock to trade on the Nasdaq Capital Market under the symbol “SUNS” on July 9, 2024. If the Spin-Off is complete on July 9, 2024, trading in SUNS shares is expected to begin on a “when-issued” basis on July 9, 2024. You may purchase or sell SUNS common stock on the distribution date of July 9, 2024, but your transaction will not settle until July 11, 2024. Trading in SUNS shares will begin regular way trading on the Nasdaq Capital Market on July 10, 2024.
AFC Gamma and SUNS cannot predict the trading prices for their respective common stock before, on or after the distribution date.
Item 8.01 Other Events.
Forward Stock Split
Also on July 1, 2024, the Board approved a forward stock split of shares of the Company’s common stock, at a ratio of 68,890.31-for-one (to be effected in the form of a stock dividend for purposes of the Maryland General Corporation Law), pursuant to which 68,890.31 additional shares of SUNS common stock shall be issued for each outstanding share of SUNS common stock (the “Forward Stock Split”), payable prior to the consummation of the Spin-Off. The Forward Stock Split is expected to take effect immediately prior to the distribution of the shares of common stock of SUNS to the stockholders of AFC Gamma common stock.
As a result of the Forward Stock Split, the number of outstanding shares of SUNS common stock will be increased to 6,889,031 shares outstanding as of July 8, 2024. At the market open on July 9, 2024, SUNS common stock is expected to begin trading on Nasdaq.
July Loan
On July 3, 2024, the Company and Southern Realty Trust Holdings LLC (“SRT”), an affiliate of SUNS, entered into a senior secured credit facility for a total aggregate principal amount of approximately $35.2 million for the refinance of an active adult multi-family rental development in southwest Austin, Texas (the “Property”). The Company committed a total of approximately $14.1 million, and SRT committed the remaining approximately $21.1 million. At the closing, the Company funded approximately $11.4 million and SRT funded approximately $17.0 million. The loans bear interest at a rate of SOFR plus 4.25% with a rate index floor of 4.75%. The loans have a maturity date of three years, which may be extended, at the borrower’s option, by two separate twelve-month extensions subject to the satisfaction of certain conditions on each extension in exchange for an extension fee of 0.50% of the total loan amount. The loans are secured by a deed of trust on the Property and any deposit and reserve accounts established by the terms of the credit facility. The proceeds of the loans will be used to, among other things, fund the completion of construction on the Property and other reserves, refinance existing debt and pay transaction costs.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment and Restatement of Sunrise Realty Trust, Inc.
3.2
Amended and Restated Bylaws of Sunrise Realty Trust, Inc. (filed as Exhibit 3.2 to Amendment No. 2 to the Company’s Registration Statement on Form 10-12B on May 20, 2024 and incorporated herein by reference).

10.3	Form of Indemnification Agreement (filed as Exhibit 10.3 to Amendment No. 3 to the Company’s Registration Statement on Form 10-12B on June 10, 2024 and incorporated herein by reference).
99.1	Information Statement of Sunrise Realty Trust, Inc. dated July 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Special Note Regarding Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views and projections with respect to, among other things, future events and financial performance. The forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results or performance, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “project,” “could,” “would,” “will,” or words or phrases of similar meaning. Specifically, this release includes forward-looking statements regarding (i) our portfolio and strategies for the growth of our commercial real estate lending business; (ii) our working capital, liquidity and capital requirements; (iii) potential state and federal legislative and regulatory matters; (iv) our expectations and estimates regarding certain tax, legal and accounting matters; (v) our expectations regarding our portfolio companies and their businesses, including demand, sales volume, profitability, and future growth; (vi) the amount, collectability and timing of cash flows, if any, from our loans; (vii) our expected ranges of originations and repayments; (viii) estimates relating to our ability to make distributions to our shareholders in the future; (ix) our investment strategy; and (x) our ability to consummate the Separation and distribution and be listed on Nasdaq on July 9, 2024. These forward-looking statements reflect the Company’s current views about future events, and are subject to risks, uncertainties and assumptions. Our actual results may differ materially from the future results and events expressed or implied by the forward-looking statements. There can be no assurance that the Separation, distribution, investment in the Property or any other transaction described above will in fact be consummated in the manner described or at all. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the discussions under “Risk Factors” in the Information Statement. Any forward-looking statement speaks only as of the date on which it is made, and each of AFC Gamma and SUNS assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE REALTY TRUST, INC.

Date: July 3, 2024	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer